T. Rowe Price Communications & Technology Fund

Supplement to Prospectus Dated May 1, 2019

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective November 7, 2019, James Stillwagon will join Paul D. Greene II as a co-portfolio manager of the fund and as Co-chairman of the fund’s Investment Advisory Committee. Effective April 1, 2020, Mr. Greene will step down from his role and Mr. Stillwagon will become sole portfolio manager of the fund and sole Chairman of the fund’s Investment Advisory Committee. Mr. Stillwagon joined T. Rowe Price in 2017.

On page 8, the disclosure under “Portfolio Management” is supplemented as follows:

Effective November 7, 2019, James Stillwagon will join Paul D. Greene II as a Co-chairman of the fund’s Investment Advisory Committee. Effective April 1, 2020, Mr. Greene will step down and Mr. Stillwagon will become sole Chairman of the Investment Advisory Committee. Mr. Stillwagon joined the Firm in 2017 and his investment experience dates from 2008. Since joining the Firm, he has served as an equity investment analyst covering the media sector. Prior to joining the Firm, he was a managing director at Lone Pine Capital, where he sourced public- and private-equity investments across technology, media, and telecommunications.

The date of this supplement is November 7, 2019.

F121-041 11/7/19